UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Trinseo S.A.
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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on June 20, 2018. TRINSEO S.A. You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. proxy materials and voting instructions. E48297-Z72474 See the reverse side of this notice to obtain Meeting Information Meeting Type:Annual and Extraordinary General Meeting For holders as of:April 13, 2018 Date: June 20, 2018Time: 3:00 p.m. CEST/ 3:15 p.m. CEST Location:4 rue du Fort Niedergrünewald, BP 512 Quartier Européen Nord, L-2015 Luxembourg See following pages for separate Voting Items and control numbers for each of the Annual and Extraordinary General Meetings.

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Voting Items

The Board of Directors recommends you vote FOR the following proposals:

Annual General Meeting Proposals:

Ordinary Resolutions:

1. To elect three Class I directors specifically named in the proxy statement, each to serve for a term of three years expiring at the 2021 annual general meeting.

   Nominees:

   1a. Joseph Alvarado

   1b. Jeffrey J. Cote

   1c. Pierre-Marie De Leener

2. To approve, on an advisory basis, the compensation paid by the Company to its named executive officers.

3. To approve the Company's annual accounts prepared in accordance with accounting principles generally accepted in Luxembourg for the year ended December 31, 2017 and its consolidated financial statements prepared in accordance with accounting principles generally accepted in the United States including a footnote reconciliation of equity and net income to International Financial Reporting Standards for the year ended December 31, 2017.

4. To approve the allocation of the results of the year ended December 31, 2017.

5. To approve an allocation to the Company's legal reserve.

6. To approve the granting and discharge of the Company's directors and auditor for the performance of their respective duties during the year ended December 31, 2017.

7. To ratify the appointment of PricewaterhouseCoopers Société cooperative to be the Company's independent auditor for all statutory accounts required by Luxembourg law for the year ending December 31, 2018.

8. To ratify the appointment of PricewaterhouseCoopers LLP to be the Company's independent registered public accounting firm for the year ending December 31, 2018.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

E48299-Z72474

The Board of Directors recommends you vote FOR the following proposals: Extraordinary General Meeting Proposals: Extraordinary Resolutions: 1. To approve an amendment to Article 7.1.3 of the Company’s articles of association to declassify the Company’s board of directors. 2. To approve an amendment to revise the authority granted to the board of directors in Article 5.5 of the Company’s articles of association to issue shares from the Company’s authorized share capital. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. E48300-Z72474 Voting Items

E48301-Z72474 Voting Instructions Mailed on or about May 11, 2018